                                       Oppenheimer california municipal fund
                                      Supplement dated March 21, 2002 to the
                                        Prospectus dated November 28, 2001

The Prospectus is changed by adding the following paragraph beneath the table captioned "Annual Fund Operating
Expenses" appearing in the section "Fees and Expenses of the Fund" on page 6 :

         Effective  January 1, 2000, the Manager has  voluntarily  undertaken to limit its management fees to a maximum  annual  rate of 0.55% of average  annual  net assets for each class of shares.  The
         Manager can withdraw that waiver at any time.

March 21, 2002                                                         PS0790.013